UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________________

SCHEDULE 14A

________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FINTECH ACQUISITION CORP. III

(Name of Registrant as Specified in its Charter)

____________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FINTECH ACQUISITION CORP. III

2929 Arch Street, Suite 1703

Philadelphia, PA 19104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 17, 2019

Dear Stockholders of FinTech Acquisition Corp. III:

Notice is hereby given that an annual meeting (the “annual meeting”) of stockholders of FINTECH ACQUISITION CORP. III, a Delaware corporation (the “Company”), will be held at the offices of Cohen & Company located at 3 Columbus Circle, 24th Floor, New York, NY 10019, on Tuesday, December 17, 2019, at 10:00 A.M., New York time, for the following purposes:

1.      To elect three Class I directors to serve until the annual meeting of stockholders to be held in 2021.

2.      To approve the selection of WithumSmith+Brown, PC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.

3.      To transact such other business as may properly be brought before the annual meeting and any adjournment, postponement or continuation thereof.

Only stockholders of record on the books of the Company at the close of business on October 24, 2019 will be entitled to notice of and to vote at the annual meeting or any adjournments thereof. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the annual meeting and at the offices of the Company given above. The stock transfer books will not be closed.

The Company is providing this proxy statement and accompanying proxy card to its stockholders in connection with its annual meeting of stockholders and any adjournments or postponements thereof.

At the annual meeting, stockholders of the Company are being asked to vote on the election of three Class I directors in accordance with the Company’s certificate of incorporation and bylaws and the other matters specifically described above.

Your vote is very important. Whether or not you plan to attend the annual meeting in person, please submit your proxy card without delay.

The approximate date of mailing of the enclosed proxy statement and proxy card is November 15, 2019.

By order of the Board of Directors,
/s/ Daniel G. Cohen
Daniel G. Cohen Chief Executive Officer
November 13, 2019

FINTECH ACQUISITION CORP. III

2929 Arch Street, Suite 1703

Philadelphia, PA 19104

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

GENERAL

The Annual Meeting

An annual meeting of stockholders of FINTECH ACQUISITION CORP. III, a Delaware corporation (the “Company”), which we refer to in this proxy statement as the annual meeting, will be held on Tuesday, December 17, 2019, at 10:00 A.M., New York time, at the offices of Cohen & Company located at 3 Columbus Circle, 24th Floor, New York, NY 10019, for the following purposes:

1.      To elect three Class I directors to serve until the annual meeting of stockholders to be held in 2021.

2.      To approve the selection of WithumSmith+Brown, PC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.

3.      To transact such other business as may properly be brought before the annual meeting and any adjournment, postponement or continuation thereof.

Only stockholders of record at the close of business on October 24, 2019 will be entitled to notice of and to vote at the annual meeting or any adjournments thereof. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the annual meeting and at the offices of the Company given above. The stock transfer books will not be closed.

This proxy statement is furnished in connection with the solicitation by our board of directors, which we refer to in this proxy statement as the Board, of proxies from holders of shares of our common stock, par value $0.0001 per share, which we refer to in this proxy statement as our common stock, to be used at the annual meeting, and at any and all adjournments thereof. Proxies in the accompanying form, properly executed and duly returned to the Company, and not revoked, will be voted at the annual meeting and any and all adjournments thereof.

We will send this proxy statement and the accompanying form of proxy on or about November 15, 2019, to stockholders of record of our common stock as of October 24, 2019.

The Company is providing this proxy statement and accompanying proxy card to its stockholders in connection with its annual meeting of stockholders and any adjournments or postponements thereof.

Revocation of Proxy

If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time before its exercise by giving written notice of revocation to our Secretary at the address given at the top of this proxy statement, by submitting a later dated proxy or by attending the annual meeting and voting in person.

Expenses and Manner of Solicitation

We will bear the cost of soliciting proxies for the annual meeting. In addition to solicitations by mail, we may, through our directors and officers, solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

VOTING AT THE ANNUAL MEETING

We have an authorized capitalization of 101,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, including (i) 85,000,000 shares of Class A common stock and (ii) 15,000,000 shares of Class B common stock, and 1,000,000 shares of preferred stock, par value $0.0001 per share. Holders of the Class A common stock and holders of the Class B common stock vote together as a single class, provided that prior to the closing of our initial business combination, holders of the Class B common stock have the exclusive right to elect and remove any director, including at the annual meeting. Each holder is entitled to one vote per share on each matter of business properly brought before the annual meeting on which they are eligible to cast a vote. Stockholders do not have cumulative voting rights. We refer to the Class A common stock and the Class B common stock collectively as the common stock. At the annual meeting, only those holders of shares of common stock at the close of business on October 24, 2019, the record date, will be entitled to vote. As of the record date, 44,287,500 shares of common stock were outstanding and entitled to vote, consisting of 35,430,000 shares of Class A common stock and 8,857,500 shares of Class B common stock.

Record holders of common stock can vote by the following methods:

•        By mail.    You may vote by proxy by completing the enclosed proxy card and returning it in the postage-paid return envelope.

•        In person.    You may attend the annual meeting and vote in person using the ballot provided to you at the annual meeting.

Beneficial owners of shares held in street name may instruct their bank, broker or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their nominee for information on communicating these “voting instructions.” Beneficial owners may not vote their shares in person at the annual meeting unless they obtain a legal proxy from the stockholder of record, present it to the inspector of election at the annual meeting and produce valid identification. Beneficial owners should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy.

The presence at the annual meeting in person or by proxy of holders of outstanding shares of common stock entitled to cast a majority of all the votes entitled to be cast at the annual meeting will constitute a quorum. The presence of a quorum for any proposal establishes a quorum for all of the proposals, even if holders of outstanding shares of common stock entitled to cast a majority of all the votes entitled to be cast at the annual meeting do not vote on all of the proposals.

Shares of common stock represented at the annual meeting in person or by proxy but not voted on one or more proposals will be included in determining the presence of a quorum for all of the proposals, but will not be considered cast on any proposal on which they were not voted. A failure by brokers to vote in person or by proxy shares of common stock held by them in nominee name will mean that such shares of common stock will not be counted for the purposes of establishing a quorum and will not be voted.

We refer to the situation where a broker does not receive voting instructions from the beneficial owner of shares of common stock on a particular matter and indicates on the proxy delivered with respect to such shares of common stock that it does not have discretionary authority to vote on that matter as a broker “non-vote.” For broker non-votes, those shares of common stock will be considered as present for the purpose of determining whether a quorum exists. With respect to abstentions, those shares of common stock will be considered as present for the purpose of determining whether a quorum exists, but, under Delaware law, are not considered to be votes cast on a proposal.

Brokers that hold shares of common stock in street name for customers generally may vote their customers’ shares on proposals considered to be “routine” matters and may not vote their customers’ shares on proposals that are not considered to be “routine” matters if the customers have not furnished voting instructions within a specified period of time prior to the annual meeting. Proposal 1 is not considered to be a “routine” matter. Proposal 2 is considered a “routine” matter.

Proposal 1.    In order to be elected as a Class I director as described in Proposal 1 below, a nominee must receive a plurality of all the votes cast at the annual meeting by the holders of the Class B common stock at which a quorum is present, which means that the nominees with the most votes cast by the holders of the Class B common stock are elected. Abstentions (withholding a vote) and broker non-votes will have no effect on the election of directors.

Proposal 2.    The affirmative vote of the holders of at least a majority of the votes cast at the annual meeting by holders of common stock at which a quorum is present is required to approve the selection of WithumSmith+Brown, PC, or Withum, as our independent registered public accounting firm as described in our discussion of Proposal 2 below. Abstentions will have no effect on Proposal No. 2. Broker non-votes will be counted as voted “FOR” Proposal No. 2.

Any proxy not specifying to the contrary, and not designated as a broker non-vote, will be voted “FOR” the election of the directors (in the case of the holders of the Class B common stock only) and the approval of the selection of Withum as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.

Should any matters not described above be properly presented at the annual meeting, the persons named in the proxy will vote in accordance with their judgment. The proxy authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the annual meeting or any adjournment, postponement or continuation thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 2019

The Notice of Annual Meeting of Stockholders, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018 are available at https://www.cstproxy.com/fintechacquisition/2019

PROPOSAL 1. ELECTION OF DIRECTORS

Proposal 1 is to elect Betsy Z. Cohen, Brittain Ezzes and Madelyn Antoncic to serve as our Class I directors. The board of directors is divided into two classes, Class I and Class II. The term of the Class I directors expires at the annual meeting and the term of the initial Class II directors expires at the 2020 annual meeting of the stockholders of the Company. At each succeeding annual meeting of the stockholders of the Company, successors to the class of directors whose term expires at that annual meeting shall be elected for a two-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. The Board has nominated each of Betsy Z. Cohen, Brittain Ezzes and Madelyn Antoncic for election at the annual meeting as Class I directors for a term to expire at the 2021 meeting of stockholders or until her successor is elected or appointed, subject to her earlier death, resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES NAMED IN PROPOSAL 1.

It is the intention of the persons named in the enclosed proxy, in the absence of a contrary direction, to vote for the election of the nominees named in Proposal 1 (in the case of the holders of the Class B common stock only). Should the nominees become unable or refuse to accept nomination or election as a director, the persons named as proxies intend to vote for the election of such other persons as the board of directors may recommend. The Board knows of no reason why the nominees might be unable or refuse to accept nomination or election.

Information is set forth below regarding the principal occupation of the nominees and each of our other directors. Betsy Z. Cohen, our Chairman, is the mother of Daniel G. Cohen, our Chief Executive Officer.

Nominees

Betsy Z. Cohen, age 78, has served as Chairman of our board of directors since March 2017. Mrs. Cohen served as Chairman of FinTech Acquisition Corp. II’s board of directors from August 2016 until July 2018. She served as a director of FinTech Acquisition Corp., or FinTech I, and its successor, Card Connect Corp. (Nasdaq: CCN), a provider of payment processing solutions to merchants, from November 2013 until May 2017, and previously served as Chairman of the board of directors of FinTech I from July 2014 through July 2016 and as FinTech I’s Chief Executive Officer from July 2014 through August 2014. She served as Chief Executive Officer of Bancorp and its wholly-owned subsidiary, Bancorp Bank, from September 2000 and Chairman of Bancorp Bank from November 2003, and resigned from these positions upon her retirement in December 2014. She served as the Chairman of the Board of Trustees and as a trustee of RAIT Financial Trust (NYSE: RAS), a real estate investment trust, from its founding in August 1997, through her resignation as of December 31, 2010 and served as RAIT’s Chief Executive Officer from 1997 to 2006. Mrs. Cohen served as a director of Hudson United Bancorp (a bank holding company), the successor to JeffBanks, Inc., from December 1999 until July 2000 and as the Chairman of the Jefferson Bank Division of Hudson United Bank (Hudson United Bancorp’s banking subsidiary) from December 1999 through March 2000. Before the merger of JeffBanks, Inc. with Hudson United Bancorp in December 1999, Mrs. Cohen was Chairman and Chief Executive Officer of JeffBanks, Inc. from its inception in 1981 and also served as Chairman and Chief Executive Officer of each of its subsidiaries, Jefferson Bank, which she founded in 1974, and Jefferson Bank New Jersey, which she founded in 1987. From 1985 until 1993, Mrs. Cohen was a director of First Union Corp. of Virginia (a bank holding company) and its predecessor, Dominion Bancshares, Inc. In 1969, Mrs. Cohen co-founded a commercial law firm and served as a senior partner until 1984. Mrs. Cohen also served as a director of Aetna, Inc. (NYSE: AET), an insurance company, from 1994 until May 2018. Our Board has determined that Mrs. Cohen’s extensive experience in the financial services industry generally, and the financial technology industry in particular, as well as extensive experience in operating financial services companies in a public company environment, qualifies her to serve as a member of our board of directors.

Brittain Ezzes, age 43, has served as a director since November 2018. Ms. Ezzes is a Portfolio Manager and Senior Research Analyst at Cramer Rosenthal McGlynn, an equity investment company, where she is responsible for investing portfolios and recommending stocks for a variety of industries. She has served as the Co-Portfolio Manager of the CRM Small/Mid Cap Value Strategy since 2014 and as Co-Portfolio Manager of the CRM Mid Cap Value Strategy since 2016. Ms. Ezzes joined Cramer Rosenthal McGlynn in 2010 as an investment analyst. Ms. Ezzes began her career in public equities in 2003 and previously worked at MissionPoint Capital and Iridian Asset Management. From 1999 until 2003 she worked in private equity at SG Capital Partners where she was a member of the investment team focused on leveraged buyouts, leveraged recapitalizations and growth equity investments. She started her career in 1998 as a Business Analyst with Price Waterhouse, LLP. Mrs. Ezzes holds a B.A. in International Relations and Russian Studies from Brown University. Our Board has determined that Ms. Ezzes’ extensive experience in the financial services industry qualifies her to serve as a member of our board of directors.

Madelyn Antoncic, age 66, has served as a director since November 2018. Since February 2019, Ms. Antoncic has served as the Chief Executive Officer of the Sustainability Accounting Standards Board (SASB), where she oversees a team charged with developing and maintaining robust, financially material sustainability reporting standards. From October 2015 to October 2017, Ms. Antoncic served as Executive Director and a member of the Operating Committee of Principal Global Investors, a global asset management company. Before that, from July 2011 to July 2015, Ms. Antoncic served as Vice President and Treasurer of the World Bank (WB), where she was responsible for overseeing every aspect of managing $145 billion in assets, including its derivatives portfolio, annual funding program, pension plans and technical assistance programs. In addition, she oversaw three global technical assistance advisory practices engaging with member countries on asset management, debt management strategies, banking and risk management. Ms. Antoncic began her career in 1983 as an Economist at the Federal Reserve Bank of New York, followed by 12 years at Goldman Sachs, holding several leadership roles including more than seven years trading structured mortgage products, two years as a Director at Barclays Capital, and ten years at Lehman Brothers.  Ms. Antoncic is on the Board of Overseers of Weill Cornell Medicine and the board of the U.S. S&P global ratings agency subsidiary of S&P Global, Inc. She is a Member of the Editorial Board of the Journal of Risk Management in Financial Institutions and is a former member of the Board of Directors of the Girl Scout Council of Greater New York. She holds a Ph.D. in economics with a minor in finance from NYU Stern School, was an Alfred P. Sloan Foundation Doctoral Fellow and has taught economics and finance at Stern’s Graduate and Undergraduate Schools. With leadership and management roles for over 30 years in large, complex, global financial institutions in both the private and public sector, and as a recognized industry leader and expert on sustainable finance, risk management and governance, our Board believes that Ms. Antoncic is well qualified to serve as a director.

Continuing Directors

Mei-Mei Tuan, age 53, has served as a director since August 2018. She has been a director of both Bancorp and its wholly-owned subsidiary Bancorp Bank since 2013. Ms. Tuan is the co-founder and co-owner, managing partner and Chairman of Notch Partners LLC, a firm providing leadership capital and managed-led buyout strategies exclusively for institutional private equity funds. Ms. Tuan is also a Managing Director of Trewstar LLC, a boutique search firm based in New York specializing in board placements. As an investment banker with Goldman Sachs, BankAmerica and BankAustria, Ms. Tuan led domestic and international transactions in project finance, mergers and acquisitions, real estate, syndications and sale leasebacks. Ms. Tuan’s operating experience includes serving as Chief Financial Officer and Chief Operating Officer at the Sierra Foundation, from 1996 through 1997, and the San Francisco Food Bank, from 1997 through 1998. Ms. Tuan is an active board member of the Clara Maass Medical Center and its Foundation, The Harvard Business School Asian-American Alumnae Association and Montclair Kimberley Academy. In the recent past, she has served on the Boards of Friends of Thirteen (WNET), the Museum of Chinese in America in New York City (Co-Chair), the Wellesley College Alumnae Association, the New Jersey Women’s Forum, the Mid-Manhattan Performing Arts Foundation and the New Jersey Network (NJN). Ms. Tuan is a member of the Committee of 100, an organization that addresses issues concerning Sino-U.S. relations. She holds an M.B.A. from Harvard Business School. Our Board has determined that Ms. Tuan’s extensive investment banking experience as well as her prior experience as a Chief Financial Officer and Chief Operating Officer qualifies her to serve as a member of our board of directors.

Pawneet Abramowski, age 45, has served as a director since August 2018. She is the founder and principal of PARC Solutions LLC, a firm providing advisory services in compliance, financial crimes risk management and strategic analysis for startups, banks and other innovative firms. Ms. Abramowski is also an Academic Director/Adjunct Faculty and Chair of the Executive Committee of the Advisory Board at Case Western Reserve University School of Law’s Financial Integrity Institute since 2017. She served as the Managing Director, Head of Financial Crimes Risk Management and Interim Chief Compliance Officer at Bancorp from 2014 to 2017 and Interim Chief Compliance Officer at Bancorp from 2016 to 2017, building on over 21 years of comprehensive achievements in public and private sector with special focus in Compliance/Risk Management and law enforcement industries. She has key subject matter expertise spanning anti-money laundering (AML), fraud, sanctions, anti-corruption, regulation, and compliance. Prior to joining Bancorp, from 2006 to 2014, Ms. Abramowski held senior level roles at wall street firms in New York City. Before that she spent three years working in the technology sector and over eight years in the public sector in an investigative and intelligence capacity with municipal, state and federal agencies ending with the Federal Bureau of Investigation. She holds an MBA in Management from Adelphi University Robert B. Willumstad School of Business; MA in Government and Politics and BA in Public Administration from St. John’s University. Since 2015 she has also served on the Women’s Board of City Year New York, an education focused nonprofit that partners with public schools in high-poverty communities helping to close gaps in high-need schools by supporting students’ academic and social-emotional development while also providing schools with the additional capacity to enhance school culture and climate. Our Board has determined that Ms. Abramowski’s extensive experience in the financial services industry generally, and the financial technology industry in particular, qualifies her to serve as a member of our board of directors.

Jan Hopkins Trachtman, age 72, has served as a director since November 2018. Ms. Hopkins Trachtman is President of The Jan Hopkins Group, a communications consulting company, which she founded in 2005. Since 2009, Ms. Hopkins Trachtman has served as an independent director of three Franklin Templeton mutual fund boards of directors, including Mutual Shares and Alternative Investment funds, where she also serves on the Nominating, Governance and Compensation Committees. She serves on the Advisory Board of the Knight Bagehot Fellowship at Columbia University School of Journalism and is a former member of the Advisory Board of Houlihan Lokey, an investment bank. Previously, Ms. Hopkins Trachtman was a Managing Director and Head of Global Client Communications at Citigroup Private Bank and is an Emmy and Peabody Award-winning anchor and business correspondent at CNN. Our Board believes that Ms. Hopkins Trachtman’s breadth and depth of experience in varied finance, banking and communications roles make her well qualified to serve as a director.

Information Concerning Our Board of Directors, Committees and Governance

Corporate Profile

Our Class A common stock, warrants and units are each listed on the Nasdaq Capital Market, under the symbols “FTAC,” “FTACW” and “FTACU” and we are subject to Nasdaq listing standards. Our board of directors is divided into two classes with only one class of directors being elected each year. The term of office of the Class I directors, consisting of Mses. Cohen, Ezzes and Antoncic, will expire at the annual meeting. The term of office of the Class II directors, consisting of Mses. Tuan, Abramowski and Hopkins Trachtman, will expire at the 2020 annual meeting. The Nasdaq Capital Market, or Nasdaq, listing standards require that a majority of our Board be independent. The Board has determined that Mses. Tuan, Abramowski, Hopkins Trachtman, Ezzes and Antoncic are independent within the meaning of Nasdaq Listing Rule 5605(a)(2) and the rules and regulations promulgated by the Securities and Exchange Commission, or the SEC.

We have adopted charters for the audit and compensation committees of the Board intended to satisfy Nasdaq listing standards. We have also adopted a code of conduct and ethics applicable to our directors, officers and employees intended to satisfy Nasdaq listing standards and the definition of a “code of ethics” set forth in applicable SEC rules. We will make a printed copy of our code of conduct and ethics available to any stockholder who so requests. Requests for a printed copy may be directed to us as follows: FinTech Acquisition Corp. III, 2929 Arch Street, Suite 1703, Philadelphia, PA 19104 Attention: Secretary.

The Board held no board or committee meetings during 2018. We do not have a policy regarding director attendance at annual meetings, but encourage the directors to attend if possible. This will be our first annual meeting of stockholders.

Board Committees

The standing committees of the Board consist of an audit committee and a compensation committee. Each of the committees reports to the Board. The composition, duties and responsibilities of these committees are set forth below.

Audit Committee

The rules of Nasdaq and Section 10A of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. We have established an audit committee of the Board, which consists of Mses. Tuan, Ezzes and Hopkins Trachtman, all of whom meet the independent director standard under Nasdaq’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Ms. Tuan serves as Chairman of our audit committee. A copy of our Audit Committee Charter is attached to this proxy statement as Appendix A.

The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent registered public accounting firm our annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K;

•        discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent registered public accounting firm;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•        appointing or replacing the independent registered public accounting firm;

•        determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding its financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Expert on Audit Committee

The audit committee will at all times be composed exclusively of independent directors who are “financially literate” as defined under Nasdaq’s listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to the Nasdaq Capital Market that the audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. We have determined that Ms. Tuan satisfies Nasdaq’s definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC.

Compensation Committee

We have established a compensation committee of the Board, which consists of Mses. Tuan and Abramowski, each of whom meets the independent director standard under Nasdaq listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Ms. Abramowski serves as Chairman of our compensation committee. A copy of our Compensation Committee Charter is attached to this proxy statement as Appendix B.

The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement;

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors; and

•        monitoring compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to loans to directors and officers, and with all other applicable laws affecting employee compensation and benefits.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee. The Board intends to establish a nominating committee upon consummation of our initial business combination. At that time, the Board intends to adopt a charter for this committee. Prior to such time, our independent directors will address any nominations process, as required by Nasdaq.

The Board will consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws. Stockholder recommendations should be submitted in writing to: FinTech Acquisition Corp. III, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, Attention: Secretary.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. We will make a printed copy of our code of conduct and ethics available to any stockholder who so requests. Requests for a printed copy may be directed to us as follows: FinTech Acquisition Corp. III, 2929 Arch Street, Suite 1703, Philadelphia, PA 19104 Attention: Secretary.

Board Leadership Structure and Role in Risk Oversight

Betsy Z. Cohen serves as the Chairman of the Board and Daniel G. Cohen serves as our Chief Executive Officer. We believe that the most effective leadership structure at the present time is to have separate Chairman and Chief Executive Officer positions because this allows the Board to benefit from having multiple strong voices bringing separate views and perspectives to meetings.

Our Board is responsible for overseeing the overall risk management process at our company. Risk management is considered a strategic activity within our company and, responsibility for managing risk currently rests with executive management while the Board participates in the oversight of the process. The oversight responsibility of our Board is enabled by management reporting processes designed to provide visibility to the Board about the identification, assessment, and management of critical risks. Those areas of focus include strategic, operational, financial and reporting, compliance and other risks. Our audit committee enhances the Board’s oversight of risk management and discusses with management and the independent auditor policies with respect to risk assessment and risk management, including significant operating and financial risk exposures and the steps management has taken to monitor, control and report such exposures. Further, our compensation committee enhances the Board’s oversight of risk management by considering the impact of the Company’s compensation plans, and the incentives created by the Company’s compensation plans, on the Company’s risk profile.

Stockholder and Interested Party Communications

Prior to the consummation of our initial business combination, our Board does not intend to provide a process for stockholders or other interested parties to send communications to the Board or particular members of the Board because management believes that it is premature to develop such processes given the limited liquidity of our common stock at this time and our structure as a special purpose acquisition company formed to seek a business combination.

Committee Report

Audit Committee Report

In connection with its function to oversee and monitor our financial reporting process, the audit committee has done the following:

•        reviewed and discussed our financial statements for the fiscal year ended December 31, 2018 with our management;

•        discussed with our independent auditors those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC; and

•        received the written disclosures and the letter from our independent auditors required by applicable requirements of the PCAOB regarding our independent auditors’ communications with the audit committee concerning independence, and discussed with our independent auditors their independence.

Based on the review and discussions referred to above, the audit committee recommended to the Board that the Company’s audited financial statements for fiscal year 2018 be included in its annual report on Form 10-K.

The Audit Committee of the Board of Directors: Mei-Mei Tuan, Chair Brittain Ezzes Jan Hopkins Trachtman

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee serves or served during the fiscal year ended December 31, 2018, as a member of the board of directors or compensation committee of a company that has one or more executive officers serving as a member of our Board or compensation committee.

PROPOSAL 2. APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Approval of Withum

We are asking our stockholders to approve the selection of Withum as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2019. Although approval is not required by our bylaws or otherwise, the Board is submitting the selection of Withum to our stockholders for approval as a matter of good corporate practice. If Withum is not approved, the audit committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if Withum is approved, the audit committee in its discretion may select a different independent registered public accounting firm if it determines that such a change would be in the best interests of our company and our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE SELECTION OF WITHUM TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

Audit Fees and Services

The firm of WithumSmith+Brown, PC, or Withum, acted as our independent registered public accounting firm during the year ended December 31, 2018 and the period ended December 31, 2017. We do not expect that representatives of Withum will be present at the annual meeting, however, if present, these representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. The following is a summary of fees paid to Withum for services rendered.

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees billed by Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2018 and for the period from March 20, 2017 (inception) through December 31, 2017 totaled $78,000 and $0, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Withum for consultations concerning financial accounting and reporting standards during the year ended December 31, 2018 and for the period from March 20, 2017 (inception) through December 31, 2017.

Tax Fees

We did not pay Withum for tax planning and tax advice for the year ended December 31, 2018 and for the period from March 20, 2017 (inception) through December 31, 2017.

All Other Fees

We did not pay Withum for other services for the year ended December 31, 2018 and for the period from March 20, 2017 (inception) through December 31, 2017.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 8, 2019 by:

•        each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of any class of our common stock;

•        each current named executive officer and director of the Company; and

•        all current executive officers and directors of the Company, as a group.

The table below represents beneficial ownership of Class A common stock, Class B common stock and Class A common stock and Class B common stock voting together as a single class, and is reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days.  The table does not reflect record or beneficial ownership of any outstanding warrants as no warrants are exercisable within 60 days.

The beneficial ownership of the Company’s voting common stock is based on 35,430,000 shares of Class A common stock outstanding and 8,857,500 shares of Class B common stock outstanding, except as otherwise indicated.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owners	Class A Common Stock		Class B Common Stock		Combined Voting Power(2)
	Number	% of class	Number	% of class	Number	% of class
Directors and Executive Officers:(1)
Betsy Z. Cohen	—	—	—	—	—	—
Daniel G. Cohen	—	—	—	—	—	—
James J. McEntee, III	—	—	—	—	—	—
Mei-Mei Tuan	—	—	27,208	*	27,208	*
Pawneet Abramowski	—	—	27,208	*	27,208	*
Jan Hopkins Trachtman	—	—	27,208	*	27,208	*
Brittain Ezzes	—	—	27,208	*	27,208	*
Madelyn Antoncic	—	—	27,208	*	27,208	*
All directors and executive officers as a group (eight individuals)	—	—	136,040	1.5%	136,040	*

5% or Greater Beneficial Owners:
Highbridge Capital Management, LLC(3)	2,250,000	6.35%	—	—	2,250,000	5.1%
Davidson Kempner Capital Management LP(4)	2,000,000	5.6%	—	—	2,000,000	4.5%
AQR Capital Management, LLC(5)	2,300,000	6.5%	—	—	2,300,000	5.2%
Magnetar Financial LLC(6)	2,700,000	7.62%	—	—	2,700,000	6.1%
Angelo, Gordon & Co., L.P.(7)	2,000,000	5.6%	—	—	2,000,000	4.5%
FinTech Investor Holdings III, LLC(8)(9)	425,000	1.2%	1,850,130	20.9%	2,275,130	5.1%
3FIII, LLC(8)(9)	405,000	1.1%	2,203,832	24.9%	2,608,832	5.9%
FinTech Masala Advisors, LLC(8)(9)	—	—	4,667,498	52.7%	4,667,498	10.5%

____________

*        Less than 1%.

(1)      Unless otherwise noted, the business address of each of the following individuals is c/o FinTech Acquisition Corp. III, 2929 Arch Street, Suite 1703, Philadelphia, PA 19104.

(2)      Represents the percentage of voting power of our Class A common stock and Class B common stock voting together as a single class.

(3)      Based on information contained in a Schedule 13G/A filed on February 14, 2019, Highbridge Capital Management, LLC (“Highbridge”) shares voting and investment power with 1992 MSF International Ltd. (2,250,000 shares). Highbridge is the trading manager to 1992 MSF International Ltd. The business address of each reporting person is c/o Highbridge Capital Management, LLC, 40 West 57th Street, 32nd Floor, New York, New York 10019.

(4)      Based on information contained in a Schedule 13G filed on November 26, 2018, Davidson Kemper Capital Management L.P. (“DKCM”) shares voting and investment power with the following entities and persons: Davidson Kempner Partners (“DKP”) (380,200 shares); Davidson Kempner Institutional Partners, L.P. (“DKIP”) (783,400 shares); Davidson Kempner International, Ltd. (“DKIL”) (836,400 shares); Thomas L. Kempner, Jr. (2,000,000 shares); and Anthony A. Yoseloff (2,000,000 shares). DKCM is the investment manager to each of DKP, DKIP and DKIL. Messrs. Kempner and Yoseloff, through their involvement in DKCM, are responsible for the voting and investment decisions relating to the securities held by DKP, DKIP and DKIL. The business address of each reporting person is c/o Davidson Kempner Capital Management LP, 520 Madison Avenue, 30th Floor, New York, New York 10022.

(5)      Based on information contained in a Schedule 13G filed on November 26, 2018, AQR Capital Management, LLC (“AQR Management”) shares voting and investment power with the following entities: AQR Capital Management Holdings, LLC (“AQR Holdings”) (2,300,000 shares); CNH Partners, LLC (“CNH”) (2,300,000 shares); AQR Absolute Return Master Account, L.P. (“AQR Absolute”) (1,840,000 shares); and AQR Principal Global Asset Allocation, LLC (“AQR Principal”) (1,840,000 shares).  AQR Management is a wholly owned subsidiary of AQR Holdings. CNH is deemed to be controlled by AQR Management. AQR Management and CNH act as investment manager to AQR Absolute. AQR Principal is the general partner of AQR Absolute. The business address of each reporting person is Two Greenwich Plaza, Greenwich, CT 06830.

(6)      Based on information contained in a Schedule 13G filed on February 14, 2019, Magnetar Financial LLC (“Magnetar Financial”) shares voting and investment power with the following entities and persons: Magnetar Capital Partners LP (“Magnetar Capital Partners”) (2,700,000 shares); Supernova Management LLC (“Supernova”) (2,700,000 shares); and Alex N. Litowitz (2,700,000 shares). Magnetar Financial serves as the investment adviser to the Magnetar Funds (Magnetar Constellation Fund II, Ltd (432,000 shares), Magnetar Constellation Master Fund, Ltd (1,350,000 shares), Magnetar Capital Master Fund Ltd (108,000 shares), Magnetar Xing He Master Fund Ltd (621,000 shares), Magnetar SC Fund Ltd (81,000 shares) and Magnetar Structured Credit Fund, LP (108,000 shares)), and as such, Magnetar Financial exercises voting and investment power over the common shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova is the general partner of Magnetar Capital Partners. The manager of Supernova is Mr. Litowitz. The business address of each reporting person is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(7)      Based on information contained in a Schedule 13G/A filed on February 14, 2019, Angelo, Gordon & Co., L.P. (“Angelo, Gordon”) shares voting and investment power with Michael L. Gordon (2,000,000 shares). Angelo, Gordon acts as the investment adviser for a private investment fund that holds the shares. Mr. Gordon is the managing member of JAMG LLC, which is the general partner of AG Partners, L.P., which is the sole general partner of Angelo, Gordon, and the chief executive officer of Angelo, Gordon.  The business address of each reporting person is 245 Park Avenue, New York, New York 10167.

(8)      FinTech Investor Holdings III, LLC (“Holdings”) is the direct beneficial owner of 1,850,130 shares of our Class B common stock. 3FIII, LLC (“3FIII”) is the direct beneficial owner of 2,203,832 shares of our Class B common stock.  FinTech Masala Advisors, LLC (“Masala Advisors” and together with Holdings and 3FIII, the “Sponsors”) is the direct beneficial owner of 4,667,498 shares of our Class B common stock. The shares of Class B common stock held by the Sponsors will automatically convert into shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to certain adjustments described in our charter documents.

(9)      Cohen Sponsor Interests III, LLC is the manager of each of the Sponsors.  FinTech Masala, LLC is the sole member of Cohen Sponsor Interests III, LLC.  FinTech Masala Holdings, LLC is the sole member of FinTech Masala, LLC.  FinTech Masala Holdings, LLC is in turn managed by its members, none of which is deemed a beneficial owner of our securities held by FinTech Masala Holdings, LLC based on the so-called “rule of three.”  As a result of the foregoing, each of Cohen Sponsor Interests III, LLC, FinTech Masala, LLC and FinTech Masala Holdings, LLC shares voting and investment power over the shares of our common stock held directly by the Sponsors.

NON-DIRECTOR PRINCIPAL OFFICERS

Daniel G. Cohen, age 50, has served as our Chief Executive Officer since March 2017. Mr. Cohen served as a director and Chief Executive Officer of FinTech Acquisition Corp. II, or FinTech II, from May 2015 until July 2018. He previously served as a director of FinTech I from November 2013 until July 2016, as FinTech I’s President and Chief Executive Officer from August 2014 until July 2016, and as FinTech I’s Executive Vice President from July 2014 through August 2014. He has been the Chairman of Bancorp and Chairman of the Executive Committee of Bancorp’s Board of Directors since its inception in 1999. Mr. Cohen is Vice-Chairman of Bancorp Bank’s Board of Directors and Chairman of its Executive Committee. He had previously been Chairman of Bancorp Bank’s Board of Directors from September 2000 to November 2003 and, from July 2000 to September 2000, had been Bancorp Bank’s Chief Executive Officer. Mr. Cohen has served as the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, and has, since September 16, 2013, served as the President and Chief Executive of the European Business of Cohen & Company Inc. (NYSE: COHN), a financial services company with approximately $2.8 billion in assets under management as of June 30, 2019, and as President, a director and the Chief Investment Officer of Cohen & Company Inc.’s indirect majority owned subsidiary, Cohen & Company Financial Limited (formerly known as EuroDekania Management Limited), a Financial Conduct Authority regulated investment advisor and broker dealer focusing on the European capital markets. Mr. Cohen served as Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from September 16, 2013 to February 21, 2018. Mr. Cohen served as the Chief Executive Officer and Chief Investment Officer of Cohen & Company Inc. from December 16, 2009 to September 16, 2013 and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. Mr. Cohen served as the executive Chairman of Cohen & Company Inc. from October 18, 2006 to December 16, 2009. In addition, Mr. Cohen served as the Chairman of the Board of Managers of Cohen & Company, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of Cohen & Company, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of Cohen & Company, LLC from December 16, 2009 to September 16, 2013. Mr. Cohen served as the Chairman and Chief Executive Officer of J.V.B. Financial Group, LLC (formerly C&Co/PrinceRidge Partners LLC), Cohen & Company Inc.’s indirect broker dealer subsidiary (“JVB”), from July 19, 2012 to September 16, 2013. He previously served as Chief Executive Officer of RAIT from December 2006, when it merged with Taberna Realty Finance Trust, to February 2009, and served as a trustee from the date RAIT acquired Taberna until his resignation from that position in February 2010. Mr. Cohen was Chairman of the Board of Trustees of Taberna Realty Finance Trust from its inception in March 2005 until its December 2006 acquisition by RAIT, and its Chief Executive Officer from March 2005 to December 2006. Mr. Cohen served as a director of Star Asia, a joint venture investing in Asian commercial real estate, from February 2007 to February 2014 and as a director of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations, from April 2007 to June 2011. Mr. Cohen is a member of the Academy of the University of Pennsylvania, a member of the Visiting Committees for the Humanities and a member of the Paris Center of the University of Chicago. Mr. Cohen is also a Trustee of the List College Board of the Jewish Theological Seminary, a member of the board of the Columbia Global Center in Paris, a Trustee of the Paideia Institute and a Trustee of the Arete Foundation.

James J. McEntee, III, age 62, has served as our President and Chief Financial Officer since March 2017. He also served as President and Chief Financial Officer of FinTech II from May 2015 until July 2018. He served as FinTech I’s Chief Financial Officer and Chief Operating Officer from August 2014 to July 2016. He has served as the Managing Principal of StBWell, LLC, an owner and operator of real estate, since June 2010. Mr. McEntee has been a director of both Bancorp and its wholly-owned subsidiary Bancorp Bank since September 2000 and was a director of T-Rex Group, Inc., a provider of risk analytics software for investors in renewable energy, from November 2014 to January 2018. Mr. McEntee was the Chief Executive Officer of Alesco Financial, Inc. from the date of its incorporation in 2006 until its merger with Cohen & Company in December 2009 and was the Chief Operating Officer of Cohen & Company from March 2003 until December 2009, and was a managing director of COHN and was the Vice-Chairman and Co-Chief Operating Officer of JVB Financial through October 2013. Mr. McEntee was a principal in Harron Capital, L.P., a media and communications venture capital fund, from 1999 to September 2002. From 1990 through 1999, Mr. McEntee was a stockholder at Lamb McErlane, PC, and from 2000 until 2004 was of counsel to Lamb McErlane. Mr. McEntee was previously a director of Pegasus Communications Corporation, a publicly held provider of communications and other services, and of several other private companies. Mr. McEntee has served since 2008 as a director of The Chester Fund, a nonprofit organization, and served as its Chairman from July 2012 to January 2018.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

None of our executive officers or directors has received any cash compensation for services rendered. No compensation of any kind, including finder’s and consulting fees, will be paid to our sponsor, executive officers and directors, or any entity with which they are affiliated, for services rendered prior to or in connection with the consummation of an initial business combination other than (i) repayment of loans made to us prior to November 15, 2018 by FinTech Investor Holdings III to cover offering-relating and organization expenses, (ii) repayment of loans that our sponsor, members of our management team or any of their respective affiliates or other third parties may make to finance transaction costs in connection with an intended initial business combination (provided that if we do not consummate an initial business combination, we may use working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment), (iii) payments to our sponsor or its affiliate of a total of $10,000 per month for office space, utilities, secretarial support and administrative services, and (iv) to reimburse for any out-of-pocket expenses related to identifying, investigation and completing an initial business combination.  Our audit committee must approve all payments in excess of $5,000 to be made to any initial holder, our sponsor, our directors and officers or our or their affiliates.

After the consummation of our initial business combination, directors or members of our management team who remain in one of those capacities may be paid director, consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business although we do not believe that the ability of our management to remain with us after the consummation of an initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Party Policy

We have adopted a code of conduct and ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of the Board) or as disclosed in our public filings with the SEC. Under our code of conduct and ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our audit committee, pursuant to the Audit Committee Charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction.  We also require each of our directors and officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.  These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

Founder Shares

In March 2017, FinTech Investor Holdings III, LLC purchased 9,803,333 founder shares for an aggregate purchase price of $25,000. In August 2018, FinTech Investor Holdings III, LLC contributed back to us for no consideration 2,040,833 shares of common stock. In October 2018, we effected a stock dividend of 0.04847021 share per share of Class B common stock for each share of Class B common stock outstanding prior to the dividend, and in November 2018, we effected a stock dividend of 0.0883121 share per share of Class B common stock for each share of Class B common stock outstanding prior to the dividend. As a result of these dividends, our initial holders hold 8,857,500 founder shares. The number of founder shares was determined based on the expectation that the founder shares would represent 20% of the aggregate of our founder shares, the placement shares and our issued and outstanding public shares after the initial public offering. The founder shares represent 100% of our issued and outstanding shares of Class B common stock.

The initial holders have agreed not to transfer, assign or sell any of their founder shares (except to permitted transferees) until the earlier of (i) one year after the completion of our initial business combination, (ii) the last sale price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, and (iii) the date following the completion of our initial business combination on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, in connection with an initial business combination, the initial holders may transfer, assign or sell their founder shares with our consent to any person or entity that agrees in writing to be bound by the transfer restrictions set forth in the prior sentence.

Private Placement

Simultaneously with the initial public offering, our sponsor and Cantor Fitzgerald purchased an aggregate of 930,000 placement units (830,000 placement units by our sponsor and 100,000 placement units by Cantor Fitzgerald) at a price of $10.00 per unit (or an aggregate purchase price of $9,300,000). Each placement unit consists of one placement share and one-half of one placement warrant to purchase one share of our Class A common stock exercisable at $11.50. The proceeds from the placement units and the proceeds from the initial public offering (initially totaling $345,000,000) are held in the trust account. There will be no redemption rights or liquidating distributions from the trust account with respect to the placement shares or placement warrants.

The placement warrants are identical to the warrants included in the units sold in the initial public offering, except that if held by our sponsor, Cantor Fitzgerald or their permitted transferees, they (a) may be exercised for cash or on a cashless basis, (b) are not subject to being called for redemption and (c) they (including our common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the consummation of our initial business combination. In addition, for as long as the placement warrants are held by Cantor Fitzgerald or its designees or affiliates, they may not be exercised after November 15, 2023. There are no redemption rights or liquidating distributions with respect to the founder shares, placement shares or warrants, which will expire worthless if we do not complete an initial business combination.

Promissory Note — Related Party

Prior to the closing of the initial public offering, FinTech Investor Holdings III loaned us $229,625 for expenses related to our formation and the initial public offering. The loan was non-interest bearing, unsecured and due on the earlier of December 31, 2018 or the closing of the initial public offering. The loan was repaid upon the closing of the initial public offering on November 20, 2018.

Related Party Loans

In order to fund working capital requirements and finance transaction costs in connection with an intended initial business combination our sponsor, members of our management team or any of their respective affiliates or other third parties may, but are not obligated to, loan us funds to fund our additional working capital requirements and transaction costs. The loans will be interest free. If we consummate an initial business combination, we would repay such loaned amounts. If we do not consummate an initial business combination, we may use a portion of any working capital held outside the trust account to repay such loaned amounts; however, no proceeds from the trust account may be used for such repayment. If such funds are insufficient to repay the loan amounts, the unpaid amounts would be forgiven. Up to $1,500,000 of such loans may be converted into additional warrants at $1.00 per warrant of the post-business combination entity at the option of the lender. The warrants would be identical to the placement warrants issued to our sponsor. There were no working capital loans outstanding as of December 31, 2018.

Registration Rights

Pursuant to a registration rights agreement entered into on November 15, 2018, the holders of the founder shares, placement units (including any securities contained therein) and the warrants that may be issued upon conversion of loans made by our sponsor, members of our management team or any of their respective affiliates or other third parties, if any, are entitled to registration rights to require us to register a sale of any of our securities held by them (in the case of the founder shares, only after conversion to our Class A common stock). The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed by us. We will bear the expenses incurred in connection with the filing of any such registration statements.

Administrative Services

Commencing on November 16, 2018, we pay an amount equal to $10,000 per month to our sponsor or its affiliate for office space, utilities, secretarial support and administrative services provided to us.

Trust Account Indemnification

Daniel G. Cohen has agreed that, if the trust account is liquidated without the consummation of a business combination, he will indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below $10.00 per public share, except for any claims by any third party who executed a waiver of any and all rights to seek access to the trust account, regardless of whether such waiver is enforceable, and except for claims arising from our obligation to indemnify the underwriters of the initial public offering pursuant to the underwriting agreement. We have not independently verified whether Mr. Cohen has sufficient funds to satisfy his indemnity obligations, we have not asked Mr. Cohen to reserve for such obligations and he may not be able to satisfy those obligations. We believe the likelihood of Mr. Cohen having to indemnify the trust account is limited because we endeavor to have all third parties that provide products or services to us and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

Conflicts of Interest

In general, officers and directors of a Delaware corporation are required to present business opportunities to the corporation if:

•        the corporation could financially undertake the opportunity;

•        the opportunity is within the corporation’s line of business; and

•        it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Our amended and restated certificate of incorporation provides, however, that the doctrine of corporate opportunity, or any other analogous doctrine, does not apply to us or any of our officers or directors or in circumstances that would conflict with any current or future fiduciary duties or contractual obligations.

Accordingly, if any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has pre-existing fiduciary or contractual obligations, he or she may be required to present the opportunity to such entity prior to presenting the opportunity to us or, if he or she is subject to a non-compete obligation that includes business opportunities, he or she may be prohibited from referring such opportunity to us. Below is a table summarizing the companies to which our officers and directors owe fiduciary obligations that could conflict with their fiduciary obligations to us, all of which may have to (i) be presented appropriate potential target businesses by our officers or directors, and (ii) reject the opportunity to acquire such potential target business, before the opportunity may be presented to us:

Individual	Entity	Affiliation
Daniel G. Cohen	The Bancorp, Inc.	Director
	Cohen & Company Inc.	Chairman
	J.V.B. Financial Group, LLC	Affiliate
	Insurance Acquisition Corp.	Chairman
James J. McEntee, III	The Bancorp, Inc.	Director
Mei-Mei Tuan	The Bancorp, Inc.	Director
	Notch Partners LLC	Co-Founder, Co-Owner, Managing Partner and Chairman
	Trewstar LLC	Managing Director
Pawneet Abramowski	PARC Solutions LLC	Founder and Principal
Jan Hopkins Trachtman	Franklin Templeton Funds	Director
	The Jan Hopkins Group	President
Madelyn Antoncic	S&P Global Ratings	Director
	Sustainability Accounting Standards Board	Chief Executive Officer

Messrs. Cohen, McEntee and Ms. Tuan are directors of Bancorp, a financial holding company, and its subsidiary bank, Bancorp Bank, which provide banking and other financial services, including prepaid and debit cards, private label banking, healthcare accounts and merchant card processing. As such, they are required to present corporate opportunities relating to the current business of Bancorp and Bancorp Bank, as well as businesses that may be undertaken by a financial holding company under federal banking law, prior to presenting them to us.

Mr. Cohen is also an executive and/or director of Cohen & Company, a financial services company specializing in credit-related fixed income investments, including fixed income sales, trading and financing, and management of fixed income assets. As such, Mr. Cohen is obligated to present corporate opportunities relating to such businesses to the respective companies prior to presenting those opportunities to us.

We do not believe that any of the foregoing pre-existing fiduciary duties will materially affect our ability to consummate our initial business combination because, although the foregoing entities are involved in the financial services industry broadly defined, the specific industry focuses of a majority of these entities differ from our focus on financial technology businesses.

Messrs. Cohen, McEntee and Ms. Tuan are affiliated with Bancorp, and Mr. Cohen is the son of Mrs. Cohen. These relationships may influence the roles taken by our officers and directors with respect to us. In particular, one of our directors or officers may be less likely to object to a course of action with respect to our activities because it may jeopardize his or her relationships with the others.

Mr. Cohen also serves as the Chairman of the board of directors of Insurance Acquisition Corp., another blank check company seeking to complete a business acquisition. Insurance Acquisition Corp. may present additional conflicts of interest in pursuing an acquisition target. However, we do not believe that any potential conflicts would materially affect our ability to complete our initial business combination.

Each of our officers and directors may become involved with subsequent blank check companies similar to our company although, pursuant to a letter agreement, as amended, (a) each director and officer has agreed not to participate in the formation of, or become an officer or director of, any blank check company focused on seeking businesses providing technological services to the financial services industry and (b) each director and officer has agreed not to serve as an officer or other employee of a blank check company, in each case until we have entered into a definitive agreement regarding our initial business combination, failed to complete our initial business combination by November 20, 2020 or liquidated prior to November 20, 2020. The prohibitions described above are subject to certain exceptions described in the amended letter agreement.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to the Company during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed by the officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2018 except for two transactions that were not reported on a timely basis by one of our greater-than-ten-percent stockholders.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, or (215) 701-9555, to inform us of his or her request; or

•        if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Under rules promulgated by the SEC and in accordance with our bylaws, nominations of individuals for election to the board and the proposal of other business to be considered by the stockholders may be made at our 2020 annual meeting of stockholders by any stockholder of the Company who was a stockholder of record both at the time of giving of notice and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the other applicable requirements in our bylaws.

For any proposal for other business (other than a nomination) to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary and any such other business must otherwise be a proper matter for action by the stockholders. To be timely for our 2020 annual meeting of stockholders, a stockholder’s notice must set forth all information required under our bylaws and must be received by our secretary at our principal executive office not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of our 2019 annual meeting. However, that in the event that our 2020 annual meeting is more than 30 days before or more than 60 days after the anniversary date of our 2019 annual meeting, to be timely a stockholder’s notice must be received by our secretary at our principal executive office not earlier than the close of business on the 120th day before the 2020 annual meeting and not later than the later of (1) the close of business on the 90th day before the 2020 annual meeting or (2) the close of business on the 10th day following the day on which public announcement of the date of the 2020 annual meeting is first made by the Company.

In addition to our bylaws, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder. Our bylaw provisions do not affect the right of a stockholder to request inclusion of a proposal in, or our right to omit a proposal from, our proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

For any director nomination to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely for our 2020 annual meeting of stockholders, a stockholder’s notice must be received by our secretary at our principal executive office not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of our 2019 annual meeting. However, that in the event that our 2020 annual meeting is more than 30 days before or more than 60 days after the anniversary date of our 2019 annual meeting, to be timely a stockholder’s notice must be received by our secretary at our principal executive office not earlier than the close of business on the 120th day before the 2020 annual meeting and not later than the later of (1) the close of business on the 90th day before the 2020 annual meeting or (2) the close of business on the 10th day following the day on which public announcement of the date of the 2020 annual meeting is first made by the Company.

A stockholder who wishes to submit recommendations for director candidates to the Company should send a written recommendation to our secretary. Each nomination must be made in accordance with our bylaws. The stockholder must represent that the stockholder is a stockholder of our Company and the stockholder will remain so through the record date of the relevant meeting of stockholders of and, if the stockholder is not a record owner of shares of common stock, provide such information about the record owner as we may request. The recommendation must also include the written consent of the person so recommended, or the recommended person, to serve as a director if nominated and elected. The stockholder and the recommended person must also provide such additional information as we may request, including any information requested concerning their respective backgrounds and relationships with one another and our Company and concerning the qualifications of the recommended person.

ANNUAL REPORT AND REPORT ON FORM 10-K

Our 2018 Annual Report to Stockholders accompanies this proxy statement. Stockholders of record as of October 24, 2019 and beneficial owners of our common stock on that date may obtain from us, without charge, a copy of our most recent Annual Report on Form 10-K filed with the SEC, exclusive of the exhibits thereto, by a request in writing. We will also furnish any exhibit to the Annual Report on Form 10-K upon the payment of reasonable fees relating to our expenses in furnishing the exhibit. Such requests should be directed to us at 2929 Arch Street, Suite 1703, Philadelphia, PA 19104, Attention: James J. McEntee, III. Beneficial owners must include in their written requests a good faith representation that they were beneficial owners of our common stock on October 24, 2019.

You may request additional copies of this proxy statement, at no cost, by requesting them in writing or by telephone from the Company’s Secretary at the following address and telephone number:

FinTech Acquisition Corp. III
Attn: James J. McEntee, III, Secretary
2929 Arch Street, Suite 1703
Philadelphia, PA 19104
Telephone: (215) 701-9555

*********

We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Philadelphia, Pennsylvania

November 13, 2019

Appendix A

FINTECH ACQUISITION CORP. III

AUDIT COMMITTEE CHARTER

MISSION STATEMENT

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight duties and in this capacity:

•        Is responsible for appointing the Company’s independent auditors and exercising oversight thereof;

•        Is delegated the authority to receive funds and engage advisors as needed;

•        Shall monitor the integrity and ensure the transparency of the Company’s financial reporting processes and systems of internal controls regarding finance, accounting and regulatory compliance;

•        Shall ensure the independence and monitor the performance of the Company’s independent auditors and internal auditing department;

•        Shall provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors; and

•        To effectively perform his or her role, each Committee member will obtain an understanding of the responsibilities of Audit Committee membership.

COMMITTEE COMPOSITION

The Audit Committee and its members shall meet all applicable requirements of the securities exchange on which the Company is listed, or shall have received an exemption therefrom.

The members of the Audit Committee shall be appointed by either the Board of Directors or the Nominating and Corporate Governance Committee of the Board of Directors (if any) and the Audit Committee shall consist of at least three members of the Board of Directors.

Each committee member shall be financially literate and, except as permitted by NASDAQ Listing Rule 5615, each committee member shall also be independent. At least one member shall be designated as the “audit committee financial expert,” as defined by applicable legislation and regulation. No committee member shall simultaneously serve on the audit committees of more than two other public companies.

MEETINGS

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele-conference or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, external auditors and internal auditors, as necessary. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials.

ROLES AND RESPONSIBILITIES

The committee will carry out the following responsibilities:

Financial Statements

1.      Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

•        Complex or unusual transactions and highly judgmental areas;

•        Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

•        The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

2.      Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

3.      Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management.

4.      Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors prior to filing or distribution. The review should include discussions with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

5.      Review disclosures made by the Company’s CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies, if any, in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

6.      Review earnings press releases (particularly use of “pro-forma,” or “adjusted” non-GAAP information), as well as financial information and earnings guidance, if any, provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The Audit Committee Chairman and the independent auditors should each indicate their approval to management prior to the issuance of earnings press releases. The Audit Committee Chairman and the external auditors will confer, as necessary, prior to providing such approval.

Internal Control

1.      Consider the effectiveness of the Company’s internal control system, including information technology security and control and compliance with the reporting requirements of The Sarbanes -Oxley Act.

2.      Understand the scope of internal and external auditors’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

3.      In consultation with management and independent accountants, verify that the Company’s CEO and CFO have certified that they disclosed to the independent auditors and to the Audit Committee all significant deficiencies, if any, in the design or operation of internal controls that could affect the Company’s ability to record, process, summarize and report financial data, any material weaknesses in the internal controls, and fraud – whether or not material – that involved management or other employees who have a significant role in the Company’s internal control.

4.      Analyze any internal control deficiencies, management or employee fraud identified by the CEO/CFO certification process or by the Disclosure Committee.

Internal Audit

1.      Review the effectiveness of the internal audit function, including the audit risk assessment, audit schedule and approach, recommendation follow-up matrix, staffing and organizational structure of the internal audit function.

2.      Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement or dismissal of the internal auditors.

3.      On a periodic basis, as necessary, meet separately with internal audit to discuss any matters that the committee or internal audit believes should be discussed privately.

4.      Review with management and internal audit compliance with the Audit Committee charter.

External Audit

1.      Review the external auditors’ audit scope and approach, including coordination, if any, of audit effort with internal audit.

2.      Review the performance of the external auditors, determine their compensation and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:

i.       Review a report, if any, describing any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company; and

i.       Take into account the opinions of management and internal audit. Present its conclusions with respect to the external auditor to the Board.

3.      Ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.

4.      Conform with all applicable laws and regulations regarding the hiring of any employees or former employees of the independent auditors.

5.      Review and discuss with the independent accountants, as may be required by law or regulation, (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications or the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant, and; (3) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.

6.      Review and pre-approve all audit and permitted non-audit services provided by the independent accountants. The Audit Committee has delegated to the Chairman of the Committee the authority to grant such pre-approvals. All pre-approvals granted by the Chairman of the committee shall be presented to and reviewed by the full Committee at its next regularly scheduled meeting.

7.      Resolve any financial reporting disagreements between the independent accountant and management.

Reporting Responsibilities

1.      Report to the Board of Directors, as necessary, about committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, and the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, and the performance of the internal audit function.

2.      Prepare an annual Audit Committee report for inclusion in the Company’s Annual Proxy Statement, describing the committee’s composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

Other Committee Responsibilities

1.      Review and assess the adequacy of the Audit Committee charter periodically, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation. Ensure that the charter is included within the Company’s proxy statement once every three years.

2.      Institute and oversee special investigations as needed. The Audit Committee has the authority to engage independent counsel and other advisors, as they determine necessary to carry out their duties, and obtain appropriate funding, as determined by the Audit Committee, for compensating such advisors as well as the accounting firm for its audit services.

3.      Maintain minutes of Committee meetings and periodically report to the Board of Directors on significant results of its activities.

4.      Review the effectiveness of the system for monitoring compliance with laws and regulations (for example, IRS, SEC, NASDAQ) and the results of management’s investigation and follow-up of any instances of noncompliance.

5.      Establish procedures for: (1) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

6.      Discuss with management major risk assessment and risk management policies.

7.      Review and approve all related-party transactions.

8.      Monitor compliance with the terms of the initial public offering of the Company’s units, as described in the Registration Statement relating to the initial public offering (the “Registration Statement”), and take all actions necessary to rectify any noncompliance that is identified or otherwise to cause compliance with the terms of the initial public offering.

9.      Approve (a) reimbursement of expenses incurred by management in identifying a potential target for an initial businesses combination (as described in the Registration Statement) and (b) all payments in excess of $5,000 to any of the Company’s “initial holders” (as such term is defined in the Registration Statement), the Company’s directors and officers or its or their affiliates.

Appendix B

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF
FINTECH ACQUISITION CORP. III

I. PURPOSE OF THE COMMITTEE

The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of FinTech Acquisition Corp. III (the “Company”) shall be to oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, and its incentive-compensation and equity-based plans; to review and discuss with management the Company’s compensation discussion and analysis (“CD&A”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”); to prepare the Compensation Committee Report as required by the rules of the SEC; and to perform such further functions as may be consistent with this Charter or assigned by applicable law, the Company’s charter or bylaws or the Board.

II. COMPOSITION OF THE COMMITTEE

The Committee shall consist of two or more directors as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the NASDAQ Stock Market (the “NASDAQ”), and any additional requirements that the Board deems appropriate. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by majority vote, may designate a chairperson. Each Committee member shall have one vote. Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III. MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less than twice annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary, provided, that the Chief Executive Officer of the Company may not be present during any portion of a Committee meeting in which deliberation or any vote regarding his or her compensation occurs.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A. Executive Compensation

The Committee shall have the following duties and responsibilities with respect to the Company’s executive compensation plans:

a)      To review at least annually the goals and objectives of the Company’s executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

b)      To review at least annually the Company’s executive compensation policies and plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans.

c)       To evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee shall consider factors as it determines relevant, which may include, for example, the Company’s performance and relative stockholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer of the Company in past years. The Committee may discuss the Chief Executive Officer’s compensation with the Board if it chooses to do so.

d)      To evaluate annually the performance of the other executive officers of the Company in light of the goals and objectives of the Company’s executive compensation plans, and either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the compensation of such other executive officers. To the extent that long-term incentive compensation is a component of such executive officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the factors applicable with respect to the Chief Executive Officer.

e)      To evaluate annually the appropriate level of compensation for Board and Committee service by non-employee directors.

f)      To review and recommend to the Board the adoption of or changes to the compensation of the Company’s independent directors.

g)      To review and approve any severance or termination arrangements to be made with any executive officer of the Company.

h)      To implement and administer the Company’s incentive compensation equity-based remuneration plans and perform such other duties and responsibilities as may be assigned to the Board or the Committee under the terms of any executive compensation plan.

i)       To review perquisites or other personal benefits to the Company’s executive officers and directors and recommend any changes to the Board.

j)       To consider the results of the most recent stockholder advisory vote on executive compensation as required by Section 14A of the Exchange Act, and, to the extent the Committee determines it appropriate to do so, take such results into consideration in connection with the review and approval of executive officer compensation.

k)      To review and discuss with management the Company’s CD&A, and based on that review and discussion, to recommend to the Board that the CD&A be included in the Company’s annual proxy statement or annual report on Form 10-K.

l)       To review compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.

m)     To the extent it deems necessary, review and approve the terms of any compensation “clawback” or similar policy or agreement between the Company and the Company’s executive officers or other employees subject to Section 16 of the Exchange Act.

n)      To review, recommend to the Board, and administer all plans that require “disinterested administration” under Rule 16b-3 under the Exchange Act.

o)      To prepare the Compensation Committee Report in accordance with the rules and regulations of the SEC for inclusion in the Company’s annual proxy statement or annual report on Form 10-K and assist management in complying with proxy statement and annual report disclosure requirements.

p)      To retain (at the Company’s expense) outside consultants and obtain assistance from members of management as the Committee deems appropriate in the exercise of its authority.

q)      To perform such other functions as assigned by law, the Company’s charter or bylaws or the Board.

r)      To make reports and recommendations to the Board within the scope of its functions and advise the officers of the Company regarding various personnel matters as may be raised with the Committee.

s)      To approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers.

Notwithstanding anything to the contrary in the foregoing, the Committee shall have sole discretion and authority with respect to any action regarding compensation payable to the Chief Executive Officer or other executive officers of the Company that the Committee intends to constitute “qualified performance-based compensation” for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended and the Treasury Regulations promulgated thereunder.

B. General Compensation and Employee Benefit Plans

The Committee shall have the following duties and responsibilities with respect to the Company’s general compensation and employee benefit plans, including incentive-compensation and equity-based plans:

(a)     To review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(b)    To review at least annually the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.

(c)     To review all equity-compensation plans to be submitted for stockholder approval under the NASDAQ listing standards, and to review and, in the Committee’s sole discretion, approve all equity-compensation plans that are exempt from such stockholder approval requirement.

(d)    To approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s employees.

(e)     To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.

V. ROLE OF CHIEF EXECUTIVE OFFICER

The Chief Executive Officer may make, and the Committee may consider, recommendations to the Committee regarding the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, its incentive-compensation and equity-based plans with respect to executive officers (other than the Chief Executive Officer) and the Company’s director compensation arrangements.

VI. DELEGATION OF AUTHORITY

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

VII. EVALUATION OF THE COMMITTEE

The Committee shall, no less frequently than annually, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VIII. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee, the expense of which shall be borne by the Company. The Committee may select a compensation consultant, legal counsel or other adviser to the Committee only after taking into consideration the following:

(a)     The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

(b)    The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(c)     The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;

(d)    Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

(e)     Any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

(f)     Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

The Committee shall conduct the independence assessment with respect to any compensation consultant, legal counsel or other adviser that provides advice to the Committee, other than: (i) in-house legal counsel; and (ii) any compensation consultant, legal counsel or other adviser whose role is limited to the following activities for which no disclosure would be required under Item 407(e)(3)(iii) of Regulation S-K: consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company, and that is available generally to all salaried employees; or providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice.

Nothing herein requires a compensation consultant, legal counsel or other compensation adviser to be independent, only that the Committee consider the enumerated independence factors before selecting or receiving advice from a compensation consultant, legal counsel or other compensation adviser. The Committee may select or receive advice from any compensation consultant, legal counsel or other compensation adviser it prefers, including ones that are not independent, after considering the six independence factors outlined above.

Nothing herein shall be construed: (1) to require the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee; or (2) to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.

IX. AMENDMENTS

Any amendment or other modification of this Charter shall be made and approved by the full Board.

X. DISCLOSURE OF CHARTER

If required by the rules of the SEC or NASDAQ, this Charter, as amended from time to time, shall be made available to the public on the Company’s website.

* * *

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

FINTECH ACQUISITION CORP. III

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

For holders of the Class A common stock of FinTech Acquisition Corp. III.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

FINTECH ACQUISITION CORP. III — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the Proposal. If any other matters properly come before the annual meeting, the Proxies will vote on such matters in their discretion.

CONTROL NUMBER

Signature________________________ **Signature, if held jointly**________________________ **Date**____________**, 2019.**

Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

FINTECH ACQUISITION CORP. III

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

For holders of the Class B common stock of FinTech Acquisition Corp. III.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

FINTECH ACQUISITION CORP. III — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSAL 2.

1. Election of Directors

	FOR	WITHHOLD
Betsy Z. Cohen	☐	☐
Brittain Ezzes	☐	☐
Madelyn Antoncic	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the election of the Directors and FOR Proposal 2. If any other matters properly come before the annual meeting, the Proxies will vote on such matters in their discretion.

CONTROL NUMBER

Signature______________________________ **Signature, if held jointly**______________________________ **Date**____________, **2019.**

Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.